EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Animas Corporation on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of Animas Corporation each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to their respective knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Animas Corporation.

/s/ Katherine D. Crothall
Katherine D. Crothall
President and Chief Executive Officer
Animas Corporation
March 31, 2005

/s/ Richard Baron
Richard Baron
Vice President – Finance and Chief Financial Officer
Animas Corporation
March 31, 2005